Intangible Assets, Net (Tables)	12 Months Ended
Dec. 31, 2016
Intangible Assets, Net
Schedule of intangible assets, net

	As of December 31, 2015				As of December 31, 2016
	Cost	Accumulated amortization	Impairment	Net amount	Cost	Accumulated amortization	Impairment	Net amount
	RMB	(Note a)						RMB
Domain names	14,983	(11,869)	—	3,114	15,927	(15,927)	—	—
Customer Relationships	295,610	(116,954)	—	178,656	313,303	(202,418)	—	110,885
Trademarks	893,390	(360,167)	—	533,223	898,514	(611,359)	—	287,155
Non-compete agreement	70,127	(43,830)	—	26,297	70,127	(67,102)	—	3,025
Payment license (Note b)	—	—	—	—	319,660	—	—	319,660
Others	28,448	(8,462)	(16,907)	3,079	29,782	(8,453)	(16,907)	4,422

Total	1,302,558	(541,282)	(16,907)	744,369	1,647,313	(905,259)	(16,907)	725,147

Note:

(a)

Amortization expenses for intangible assets were RMB250,221, RMB289,644 and RMB363,977 for the years ended December 31, 2014, 2015 and 2016, respectively. The Group expects to record amortization expenses of RMB340,707, RMB46,914, RMB2,782, RMB2,275 and RMB1,438 for the years ending December 31, 2017, 2018, 2019, 2020 and 2021 respectively.

(b)

The payment license, which enbles the Group to provide payment services and qualifies as a paying institution, has a legal life of 5 years and the nearest expiry date is June 2017, but it is renewable every 5 years at minimal cost. The Group believes it would renew the payment license continuously and has the ability to do so. As a result, the payment license is considered by the Group as having an indefinite life because it is expected to contribute to net cash inflow indefinitely.